SEMIANNUAL REPORT JUNE 30, 2000

Prudential
International Bond Fund, Inc.

Fund Type Global debt
Objective Total return, made up of current income and capital appreciation

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock
                                          www.prudential.com   (800) 225-1852
Investment Goals and Style
The Prudential International Bond Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate- and long-term investment-grade debt securities of issuers outside the United States. However, up to 35% of total investments can be in U.S. securities. The Fund may invest in debt securities of developed and developing countries. It may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Standard & Poor's or Moody's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Currency Concentration
Expressed as a percentage of total investments as of 6/30/00
41.4%  Euro
36.3   United States
6.2    Asia
4.7    United Kingdom
3.0    Australia
2.9    Sweden
2.8    New Zealand
2.7    Other Europe

Ten Largest Issuers
Expressed as a percentage of net assets as of 6/30/00
22.9%  Germany Government Bonds
7.1    Austria Government Bond
6.9    United States Treasury Bonds
6.8    Corporacion Andina de Formento
6.1    Japanese Government Bonds
3.6    Republic of Italy
2.9    New South Wales Treasury Corp.
2.9    Swedish Government Bond
2.9    United Kingdom Treasury Bond
2.8    Kingdom of Spain

Performance at a Glance
Cumulative Total Returns1                 As of 6/30/00
                         Six         One       Five        Ten      Since
                        Months       Year      Years      Years   Inception2
Class A                 -0.41%      -0.82%     31.09%    111.12%    153.66%
Class B                 -0.84       -1.53       N/A        N/A       18.10
Class C                 -0.84       -1.53       N/A        N/A       18.10
Class Z                 -0.28       -0.70       N/A        N/A        8.53
Lipper Global Income
Fund Avg.3               0.69        1.73      26.67      81.18        ***

Average Annual Total Returns1               As of 6/30/00
                              One      Five      Ten     Since
                              Year    Years     Years  Inception2
Class A                      -4.79%   4.71%     7.32%     7.13%
Class B                      -6.53     N/A       N/A      3.61
Class C                      -3.52     N/A       N/A      3.57
Class Z                      -0.70     N/A       N/A      2.52

Distributions and Yields                          As of 6/30/00
                          Total Distributions             30-Day
                          Paid for Six Months            SEC Yield
Class A                          $0.21                     4.35%
Class B                          $0.20                     4.04
Class C                          $0.20                     4.00
Class Z                          $0.22                     4.79

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of six-month and one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/31/87; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the six-months, one-, five-, and ten-year periods in the Global Income Fund category. The Lipper average is unmanaged. Funds in the Global Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

*** Lipper Since Inception returns are 134.42% for Class A, 16.68% for Class B and Class C, and 9.70% for Class Z, based on all funds in each share class.

(LOGO)             August 14, 2000

Dear Shareholder,
The first half of the year has been a challenging period in the global fixed-income markets. During the six-month reporting period ended June 30, 2000, Prudential International Bond Fund's Class A shares fell 0.41%-falling 4.39% for those subject to the initial Class A sales charge. This compares to a 0.69% return for the Lipper Global Income Funds Average.

These lackluster results are indicative of the overall fixed-income environment. In the United States and Europe, returns continued to be adversely affected by rising interest rates. Both the U.S. Federal Reserve Board (the "Fed") and the European Central Bank raised rates on several occasions in an attempt to slow the pace of economic growth. This led to declining bond prices in most sectors of the fixed-income market.

Toward the end of the period, there were signs that economic growth in the United States was moderating. This prompted the Fed to hold rates steady at the end of June, after raising them six consecutive times during the last year. A rally throughout much of the bond market ensued.

In closing, I would like to add that it is important to maintain a portfolio that is diversified across asset classes, particularly during volatile market times. To this end, your investment in the Prudential International Bond Fund, which provides an element of exposure to the fixed-income markets, occupies an important place within your portfolio.

We appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

John R. Strangfeld, President
Prudential International Bond Fund, Inc.

Prudential International Bond Fund, Inc.

                 Semiannual Report              June 30, 2000

Investment Adviser's Report

Rising interest rates take their toll
In our last report covering the end of 1999, we explained that interest rates were on the rise in virtually every market in which the Fund invests. Economies in both the United States and abroad were growing more strongly than anticipated. As a result, central banks had to increase short-term rates in an attempt to slow growth and ward off inflation.

In some ways, with respect to the global bond markets, this year has been a mirror image of 1999. Year to date, the Fed has raised its federal funds rate (the rate U.S. banks charge each other for overnight loans) three times, as it did in 1999. These actions have led to falling prices in many sectors, since bond prices move in the opposite direction of interest rates. Overseas, the European Central Bank (ECB) has raised rates 125 basis points (a basis point is one one-hundredth of a percent).

A glimmer of hope did emerge toward the end of the period when the Fed decided to leave rates unchanged at the end of June. This decision was based on encouraging unemployment figures and signs indicating that U.S. economic growth may be moderating. The Fed's decision not to raise rates boosted bond prices both in the United States and overseas-particularly in the emerging markets.

A falling euro hurt the Fund
The Fund's returns relative to its benchmark were hurt during the reporting period, due to its exposure to the euro currency. We believed that the euro was very attractively priced, and with the positive growth outlook for the European region, we felt that a substantial rebound could occur. Unfortunately, we were only half correct. Growth in Europe was, indeed, stronger than anticipated. However, growth rates in the United States were even stronger, and investors favored the dollar over the euro. As a result, the euro fell sharply during much of the period.
                                               3

Semiannual Report      June 30, 2000

                                       www.prudential.com   (800) 225-1852

Moving to lower the Fund's volatility
In recent months, we have made two noteworthy adjustments in an effort to lower the Fund's volatility. First, we have altered the Fund's currency policy to be more dynamic and to be even more responsive to market changes. Second, we have reallocated a large portion of the Fund's emerging markets holdings to shorter-duration securities-typically issues maturing in five years or less. (Duration measures how much a portfolio's bonds will fluctuate in price in response to a change in interest rates. Like a portfolio's average maturity, duration is expressed in years.) We believe this stance will allow us to continue to pick up incremental yield versus other bond markets, and will lower the Fund's susceptibility to interest rate fluctuations.

Anticipating a changing policy in Japan
Overall, during the past year the Japanese bond market has generated surprisingly strong results. The combination of a long-awaited economic rebound, corporate restructuring, and government intervention has caused investors to embrace Japanese bonds. However, with fears of disinflation (prices falling as opposed to rising) a thing of the past, we anticipate that to stimulate growth, the Bank of Japan will soon move away from the zero interest rate policy it has employed. If it does, the subsequent rise in interest rates would serve to lower the prices of Japanese bonds.

Looking ahead
We are reasonably optimistic about the prospects for the global debt markets. With regard to the U.S. economy, we foresee three possible scenarios. First, economic growth could reaccelerate, necessitating further interest rate hikes by the Fed. Second, the economy could fall into a recession. Third, we could experience a "soft landing," whereby growth falls to a more moderate and acceptable level. While many experts believe a soft landing is the most likely scenario, a resurgence of economic growth cannot be ruled out. If this occurs, it would be detrimental to bond prices, as a further round of rate hikes has not been priced into the market. Rising rates could also have a negative ripple effect in many emerging market bonds.

With economic growth still expanding in Europe, the ECB could also engineer further rate increases this year. However, additional rate hikes have already been factored into the European fixed-income markets, and inflation throughout much of Europe is very modest compared to the United States. As such, European bond yields are more attractive on a relative basis than U.S. bond yields. We also believe there is greater potential for price appreciation in the European debt markets. Therefore, we have increased the Fund's weighting in European bonds.

Prudential International Bond Fund Management Team

Prudential International Bond Fund, Inc.

Semiannual Report             June 30, 2000


Financial
     Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  86.1%
-------------------------------------------------------------------------------------
Australia  2.9%
A$     2,960   New South Wales Treasury Corp.,
                6.50%, 5/1/06                                      $    1,762,962
-------------------------------------------------------------------------------------
Eurobonds  40.8%
               Austria Government Bonds,
 EURO    132   5.50%, 1/15/10                                             125,403
       4,139   6.25%, 7/15/27                                           4,172,591
         370   Callahan Nordrhein Westfalen,
                14.00%, 7/15/10                                           355,144
         420   Flextronics Itn'l Ltd,
                9.75%, 7/1/10                                             406,659
               German Government Bonds,
       4,250   8.00%, 7/22/02                                           4,302,419
       3,161   4.25%, 2/18/05                                           2,925,746
       3,170   6.50%, 10/14/05                                          3,218,216
       2,834   5.25%, 7/4/10                                            2,715,455
         843   4.75%, 7/4/28                                              718,034
         490   Netia Holdings,
                13.75%, 6/15/10                                           479,368
               Republic of Italy,
         550   4.75%, 4/15/03                                             520,983
       1,775   4.75%, 7/1/05                                            1,659,914
         140   Esat Telecom Group PLC,
                11.875%, 11/1/09                                          167,110
       1,142   Government of France,
                5.50%, 4/25/29                                          1,078,356
       1,827   Kingdom of Spain,
                4.95%, 7/30/05                                          1,716,424
         170   Level 3 Communications Inc. (United States),
                10.75%, 3/15/08                                           154,414
                                                                   --------------
                                                                       24,716,236
-------------------------------------------------------------------------------------
Greece  0.6%
 GRD 131,000   Republic of Greece
                6.50%, 10/22/19                                           381,174

    See Notes to Financial Statements                                      7

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
Japan  6.1%
               Japanese Government Bonds,
 Y   250,000   1.80%, 6/21/10                                      $    2,391,762
     135,000   2.30%, 5/20/30                                           1,299,598
                                                                   --------------
                                                                        3,691,360
-------------------------------------------------------------------------------------
New Zealand  2.7%
NZ$    3,500   Federal National Mortgage Assocation,
                7.25%, 6/20/02                                          1,629,705
-------------------------------------------------------------------------------------
Russia  0.2%
 RUB   4,500   European Bank of Reconstruction Development,
                Zero Coupon, 5/28/02                                       93,783
-------------------------------------------------------------------------------------
Sweden  2.9%
 SEK  15,000   Swedish Government Bond,
                6.00%, 2/9/05                                           1,756,412
-------------------------------------------------------------------------------------
United Kingdom  4.6%
 BP      702   Deutsche Telecom I,
                7.125%, 6/15/05                                         1,068,421
       1,172   United Kingdom Treasury Bond,
                5.00%, 6/7/04                                           1,728,848
                                                                   --------------
                                                                        2,797,269
-------------------------------------------------------------------------------------
United States  25.3%
Corporate Bonds  6.9%
US$      500   Grupo Iusacell S.A. de .C.V. ,
                14.25%, 12/1/06                                           522,500
         160   Hanvit Bank (Korea),
                12.75%, 3/1/10                                            158,800
         500   Industrial Bank of Korea,
                8.375%, 9/30/02                                           500,000

    8                                      See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
US$      980   Korea Development Bank,
                6.625%, 11/21/03                                   $      941,290
               Korea Electric Power Corp.,
         219   7.00%, 10/1/02                                             212,831
       1,000   6.375%, 12/1/03                                            949,500
         360   6.375%, 12/1/03                                            341,863
         300   Philippine Long Distance Telephone Co.
                (Philippines),
                10.50%, 4/15/09                                           267,000
         300   Sakura Capital Funding (Cayman),
                7.70%, 9/29/49                                            291,000
                                                                   --------------
                                                                        4,184,784
-------------------------------------------------------------------------------------
Foreign Government Bonds  1.4%
         900   Province of Ontario,
                6.00%, 2/21/06                                            852,300
-------------------------------------------------------------------------------------
Sovereign Bonds  7.4%
         400   Kingdom of Jordan,
                6.00%, 12/23/23                                           264,527
         900   Ministry of Finance (Russia),
                10.00%, 6/26/07                                           696,375
         500   Oman Sultante (India),
                7.125%, 3/20/02                                           482,500
         400   Republic of Argentina, FRN,
                7.375%, 3/31/05, Ser. L                                   364,520
         750   Republic of Bulgaria,
                2.75%, 7/28/12                                            551,250
         500   Republic of Colombia,
                7.25%, 2/23/04                                            414,500
         846   Republic of Croatia, FRN,
                7.0325%, 7/31/06                                          798,197
         400   Republic of Lithuania,
                7.125%, 7/22/02                                           389,000
         600   Republic of Panama,
                8.25%, 4/22/08                                            543,000
                                                                   --------------
                                                                        4,503,869

    See Notes to Financial Statements                                      9

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
Supranational Bonds  1.0%
US$      300   Chonhung Bank,
                11.0725%, 1/7/05                                   $      300,000
         400   Embotelladora Andina SA,
                7.875%, 10/1/97                                           309,684
                                                                   --------------
                                                                          609,684
-------------------------------------------------------------------------------------
U.S. Government Obligations  8.6%
               United States Treasury Bonds,
       2,005   6.25%, 2/15/07                                           2,006,564
       1,255   8.875%, 8/15/17                                          1,599,736
         570   6.625%, 2/15/27                                            605,180
       1,000   United States Treasury Notes,
                6.00%, 8/15/09                                            992,030
                                                                   --------------
                                                                        5,203,510
                                                                   --------------
                                                                       15,354,147
                                                                   --------------
               Total long-term investments (cost US$52,841,665)        52,183,048
                                                                   --------------
SHORT-TERM INVESTMENTS  12.4%
-------------------------------------------------------------------------------------
Hungary  1.9%
               Hungarian Government Bonds,
 HUF 225,000   15.50%, 7/24/00                                            832,627
      80,000   15.00%, 7/24/01                                            307,250
                                                                   --------------
                                                                        1,139,877
-------------------------------------------------------------------------------------
United States  10.5%
U.S. Government Obligations  0.1%
US$       50   United States Treasury Bills,
                Zero Coupon, 10/12/00                                      49,194
-------------------------------------------------------------------------------------
Sovereign Bonds  0.3%
US$      185   Republic of Brazil, FRN,
                7.00%, 1/1/01                                             184,500

    10                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
Supranational Bonds  6.7%
US$    4,100   Corporacion Andina de Formento,
                7.375%, 7/21/00                                    $    4,094,875
                                                                   --------------
                                                                        4,328,569
-------------------------------------------------------------------------------------
Repurchase Agreement  3.4%
       2,030   Joint Repurchase Agreement Account,
                6.56%, 7/3/00 (Note 5)                                  2,030,000
                                                                   --------------
               Total short-term Investments
                (cost US$7,687,588)                                     7,498,446
                                                                   --------------
               Total Investments  98.5%
                (cost $60,529,253; Note 4)                             59,681,494
               Other assets in excess of liabilities  1.5%                919,475
                                                                   --------------
               Net Assets  100%                                    $   60,600,969
                                                                   --------------
                                                                   --------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
FRN--Floating Rate Note.
    See Notes to Financial Statements                                     11

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $60,529,253)                             $59,681,494
Foreign currency, at value (cost $402,290)                               409,978
Cash                                                                       6,959
Receivable for investments sold                                        2,266,922
Interest receivable                                                    1,588,942
Forward currency contracts-net amount receivable from
   counterparties                                                        690,831
Receivable for Fund shares sold                                           15,201
Other assets                                                               2,582
                                                                    -------------
      Total assets                                                    64,662,909
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      2,825,050
Forward currency contracts-net amount payable to counterparties          607,530
Accrued expenses and other liabilities                                   365,883
Dividend payable                                                         106,770
Payable for Fund shares reacquired                                        98,138
Management fee payable                                                    37,354
Distribution fee payable                                                  12,621
Due from broker-variation margin                                           8,594
                                                                    -------------
      Total liabilities                                                4,061,940
                                                                    -------------
NET ASSETS                                                           $60,600,969
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                              $    98,886
   Paid-in capital in excess of par                                   69,360,977
                                                                    -------------
                                                                      69,459,863
   Accumulated net investment loss                                    (5,031,719)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (3,051,359)
   Net unrealized depreciation on investments and foreign
      currencies                                                        (775,816)
                                                                    -------------
Net assets, June 30, 2000                                            $60,600,969
                                                                    -------------
                                                                    -------------

    12                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($55,380,460 / 9,038,798 shares of common stock issued
      and outstanding)                                                     $6.13
   Maximum sales charge (4% of offering price)                               .26
                                                                    -------------
   Maximum offering price to public                                        $6.39
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,824,797 / 296,921 shares of common stock issued
      and outstanding)                                                     $6.15
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share
      ($166,473 / 27,090 shares of common stock issued and
      outstanding)                                                         $6.15
   Sales charge (1% of offering price)                                       .06
                                                                    -------------
   Offering price to public                                                $6.21
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,229,239 / 525,803 shares of common stock issued
      and outstanding)                                                     $6.14
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     13

       Prudential International Bond Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned (net of foreign withholding
      taxes of $2,957)                                              $   2,435,976
                                                                    -------------
Expenses
   Management fee                                                         238,076
   Distribution fee--Class A                                               73,060
   Distribution fee--Class B                                                6,683
   Distribution fee--Class C                                                  730
   Transfer agent's fees and expenses                                      99,000
   Custodian's fees and expenses                                           99,000
   Reports to shareholders                                                 59,000
   Legal fees and expenses                                                 23,000
   Audit fees and expenses                                                 18,000
   Registration fees                                                       12,000
   Directors' fees and expenses                                             5,000
   Miscellaneous                                                            3,352
                                                                    -------------
      Total expenses                                                      636,901
                                                                    -------------
Net investment income                                                   1,799,075
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (1,183,078)
   Foreign currency transactions                                       (4,653,211)
                                                                    -------------
                                                                       (5,836,289)
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          3,811,663
   Foreign currencies                                                      12,909
   Financial futures contracts                                            (31,813)
                                                                    -------------
                                                                        3,792,759
                                                                    -------------
Net loss on investments and foreign currencies                         (2,110,815)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    (244,455)
                                                                    -------------
                                                                    -------------

    14                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months            Year
                                                     Ended              Ended
                                                 June 30, 2000    December 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
Operations
   Net investment income                         $   1,799,075      $   4,440,549
   Net realized loss on investment and foreign
      currency transactions                         (5,836,289)        (3,500,819)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             3,792,759         (4,500,538)
                                                 -------------    -----------------
   Net decrease in net assets resulting from
      operations                                      (244,455)        (3,560,808)
                                                 -------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                       (2,007,608)        (2,402,993)
      Class B                                          (55,437)           (43,976)
      Class C                                           (6,127)            (6,974)
      Class Z                                         (108,411)           (97,964)
                                                 -------------    -----------------
                                                    (2,177,583)        (2,551,907)
                                                 -------------    -----------------
   Distributions from net realized currency
      gains
      Class A                                               --           (946,356)
      Class B                                               --            (18,501)
      Class C                                               --             (3,103)
      Class Z                                               --            (31,869)
                                                 -------------    -----------------
                                                            --           (999,829)
                                                 -------------    -----------------
   Tax return of capital distributions
      Class A                                               --         (2,195,215)
      Class B                                               --            (47,298)
      Class C                                               --             (7,507)
      Class Z                                               --            (83,223)
                                                 -------------    -----------------
                                                            --         (2,333,243)
                                                 -------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                  Six Months            Year
                                                     Ended              Ended
                                                 June 30, 2000    December 31, 1999
-----------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 $   2,542,947      $   6,001,617
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    788,311          2,006,537
   Cost of shares reacquired                        (8,742,747)       (17,864,198)
                                                 -------------    -----------------
   Decrease in net assets from Fund share
      transactions                                  (5,411,489)        (9,856,044)
                                                 -------------    -----------------
Total decrease                                      (7,833,527)       (19,301,831)
NET ASSETS
Beginning of period                                 68,434,496         87,736,327
                                                 -------------    -----------------
End of period                                    $  60,600,969      $  68,434,496
                                                 -------------    -----------------
                                                 -------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential International Bond Fund, Inc., (the 'Fund'), is an open-end, nondiversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the it's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market System securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as
                                                                          17

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount, and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
    18

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund declares daily and pays dividends
from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and
                                                                          19

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income and decrease accumulated net realized loss on investments by $4,653,211. This was primarily the result of net foreign currency losses for the six months ended June 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, PIC is paid by PIFM at an annual rate of .375 of 1% of the Fund's average daily net assets up to $1 billion and .333 of 1% of the Fund's average daily net assets in excess of $1 billion. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and .70 of 1% of such assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net
    20

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2000.

      PIMS has advised the Fund that it has received approximately $1,700 in front-end sales charges resulting from sales of Class A during the six months ended June 30, 2000. From these fees, PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales-persons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended June 30, 2000, it has received approximately $3,100 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 2000 the Fund incurred fees of approximately $85,000 for the services of PMFS. As of June 30, 2000 approximately $14,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000 aggregated $37,258,735 and $43,183,163, respectively.
                                                                          21

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      At June 30, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

                                           Value at
         Foreign Currency              Settlement Date        Current        Appreciation
        Purchase Contracts                 Payable             Value        (Depreciation)
-----------------------------------    ----------------     -----------     --------------
Australian Dollar, expiring 7/26/00      $  1,620,993       $ 1,584,733       $  (36,260)
Canadian Dollar, expiring 7/17/00             816,652           810,084           (6,568)
Danish Krone, expiring 7/18/00                488,547           494,497            5,950
Euro Currency, expiring 7/17/00            37,799,965        38,309,165          509,200
Pound Sterling, expiring 7/20/00              275,486           276,373              887
Japanese Yen, expiring 7/19/00              5,363,521         5,417,254           53,733
Norwegian Krone, expiring 7/13/00             626,137           642,091           15,954
                                       ----------------     -----------     --------------
                                         $ 46,991,301       $47,534,197       $  542,896
                                       ----------------     -----------     --------------
                                       ----------------     -----------     --------------
                                           Value at
         Foreign Currency              Settlement Date        Current        Appreciation
          Sale Contracts                  Receivable           Value        (Depreciation)
-----------------------------------    ----------------     -----------     --------------
Australian Dollar, expiring 7/26/00      $  3,073,000       $ 3,072,923       $       77
Danish Krone, expiring 7/18/00                497,502           494,497            3,005
Euro Currency, expiring 7/17/00            55,788,851        56,343,568         (554,717)
Pound Sterling, expiring 7/20/00            1,259,875         1,269,860           (9,985)
Japanese Yen, expiring 7/19/00              3,639,535         3,636,327            3,208
New Zealand Dollar, expiring
  7/26/00                                   1,724,311         1,684,813           39,498
Swedish Krona, expiring 7/19/00             2,113,937         2,054,618           59,319
                                       ----------------     -----------     --------------
                                         $ 68,097,011       $68,556,606       $ (459,595)
                                       ----------------     -----------     --------------
                                       ----------------     -----------     --------------

      The United States federal income tax basis of the Fund's investments at June 30, 2000 was $60,730,330 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $1,048,836 (gross unrealized appreciation--$680,717; gross unrealized depreciation--$1,729,553).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 2000, the Fund had a .4% undivided interest in the joint account. The undivided interest for the Fund represented
    22

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

$2,030,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Inc., 6.60%, in the principal amount of $100,000,000, repurchase price $100,055,000, due 7/3/00. The value of the collateral including accrued interest was $102,000,279.

      Bear, Stearns & Co. Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $128,815,250.

      Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $129,282,882.

      UBS Warburg, 6.30%, in the principal amount of $58,110,000, repurchase price $58,140,508, due 7/3/00. The value of the collateral including accrued interest was $59,275,285.

      UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,000,550.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of June 30, 2000 Prudential owned 145 Class A shares.
                                                                          23

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2000:
Shares sold                                                     116,145    $    707,678
Shares issued in reinvestment of dividends and
  distributions                                                 104,207         642,803
Shares reacquired                                            (1,148,506)     (7,119,874)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (928,154)     (5,769,393)
Shares issued upon conversion from Class B                        5,911          36,736
                                                             ----------    ------------
Net decrease in shares outstanding                             (922,243)   $ (5,732,657)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1998:
Shares sold                                                     302,079    $  1,995,054
Shares issued in reinvestment of dividends and
  distributions                                                 254,193       1,701,726
Shares reacquired                                            (2,303,857)    (15,461,489)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion         (1,747,585)    (11,764,709)
Shares issued upon conversion from Class B                          201           1,323
                                                             ----------    ------------
Net decrease in shares outstanding                           (1,747,384)   $(11,763,386)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                      57,912    $    360,692
Shares issued in reinvestment of dividends and
  distributions                                                   7,758          47,931
Shares reacquired                                               (39,466)       (245,640)
                                                             ----------    ------------
Net increase in shares outstanding before conversion             26,204         162,983
Shares reacquired upon conversion into Class A                   (5,892)        (36,736)
                                                             ----------    ------------
Net increase in shares outstanding                               20,312    $    126,247
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     200,931    $  1,360,681
Shares issued in reinvestment of dividends and
  distributions                                                  14,238          94,984
Shares reacquired                                              (107,807)       (721,299)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            107,362         734,366
Shares reacquired upon conversion into Class A                     (201)         (1,323)
                                                             ----------    ------------
Net increase in shares outstanding                              107,161    $    733,043
                                                             ----------    ------------
                                                             ----------    ------------

    24

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2000:
Shares sold                                                       1,674    $     10,585
Shares issued in reinvestment of
  dividends and distributions                                       807           4,997
Shares reacquired                                               (14,225)        (88,173)
                                                             ----------    ------------
Net decrease in shares outstanding                              (11,744)   $    (72,591)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                       6,775    $     45,628
Shares issued in reinvestment of
  dividends and distributions                                     2,269          15,192
Shares reacquired                                                (6,039)        (40,929)
                                                             ----------    ------------
Net increase in shares outstanding                                3,005    $     19,891
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                     235,479    $  1,463,992
Shares issued in reinvestment of
  dividends and distributions                                    14,991          92,580
Shares reacquired                                              (207,699)     (1,289,060)
                                                             ----------    ------------
Net increase in shares outstanding                               42,771    $    267,512
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     386,570    $  2,600,254
Shares issued in reinvestment of
  dividends and distributions                                    29,107         194,635
Shares reacquired                                              (245,883)     (1,640,481)
                                                             ----------    ------------
Net increase in shares outstanding                              169,794    $  1,154,408
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited)

                                                                    Class A(c)
                                                                 ----------------
                                                                 Six Months Ended
                                                                 June 30, 2000(c)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   6.36
                                                                     --------
Income from investment operations:
Net investment income                                                     .17
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (.19)
                                                                     --------
      Total from investment operations                                   (.02)
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.21)
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                        --
                                                                     --------
      Total dividends and distributions                                  (.21)
                                                                     --------
Redemption fee retained by Fund                                            --
                                                                     --------
Net asset value, end of period                                       $   6.13
                                                                     --------
                                                                     --------
Per share market price, end of period                                     N/A
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price                                                           N/A
   Net asset value                                                       (.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 55,380
Average net assets (000)                                             $ 58,769
Ratios to average net assets:
   Expenses, including distribution fees                                 2.00(d)
   Expenses, excluding distribution fees                                 1.75(d)
   Net investment income                                                 5.70(d)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    63%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
    26                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                               Class A(b)
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
    1999(c)             1998(c)              1997(c)                1996                 1995
---------------------------------------------------------------------------------------------------------
    $   7.17            $   7.08             $   7.63             $   7.68             $   6.76
    --------        ----------------     ----------------     ----------------     ----------------
         .39                 .43                  .49                  .56                  .48
        (.68)                .12                 (.22)                 .28                 1.13
    --------        ----------------     ----------------     ----------------     ----------------
        (.29)                .55                  .27                  .84                 1.61
    --------        ----------------     ----------------     ----------------     ----------------
        (.22)               (.25)                (.58)                (.67)                (.48)
          --                (.17)                (.24)                (.40)                (.21)
        (.09)               (.04)                  --                   --                   --
        (.21)                 --                   --                   --                   --
    --------        ----------------     ----------------     ----------------     ----------------
        (.52)               (.46)                (.82)               (1.07)                (.69)
    --------        ----------------     ----------------     ----------------     ----------------
          --                  --                   --                  .18                   --
    --------        ----------------     ----------------     ----------------     ----------------
    $   6.36            $   7.17             $   7.08             $   7.63             $   7.68
    --------        ----------------     ----------------     ----------------     ----------------
    --------        ----------------     ----------------     ----------------     ----------------
         N/A                 N/A                  N/A                  N/A             $  7.375
    --------        ----------------     ----------------     ----------------     ----------------
    --------        ----------------     ----------------     ----------------     ----------------
         N/A                 N/A                  N/A                  N/A                44.39%
       (4.27)%              8.00%                3.62%               14.02%               25.14%
    $ 63,343            $ 84,008             $ 96,365             $125,637             $350,339
    $ 72,413            $ 89,970             $110,910             $180,588             $342,741
        1.86%               1.63%                1.64%                1.48%                1.05%
        1.61%               1.48%                1.49%                1.34%                1.05%
        5.77%               6.08%                6.54%                6.45%                6.37%
         110%                 46%                  53%                  38%                 203%

    See Notes to Financial Statements                                     27

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                 ----------------
                                                                 Six Months Ended
                                                                 June 30, 2000(d)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 6.38
                                                                     -------
Income from investment operations:
Net investment income                                                    .16
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (.19)
                                                                     -------
      Total from investment operations                                  (.03)
                                                                     -------
Less distributions:
Dividends from net investment income                                    (.20)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
Tax return of capital distributions                                       --
                                                                     -------
      Total dividends and distributions                                 (.20)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                        $ 6.15
                                                                     -------
TOTAL INVESTMENT RETURN(a)                                              (.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $1,825
Average net assets (000)                                              $1,792
Ratios to average net assets:
   Expenses, including distribution fees                                2.50%(b)
   Expenses, excluding distribution fees                                1.75%(b)
   Net investment income                                                5.19%(b)

------------------------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                     Class B
---------------------------------------------------------------------------------
                                                              January 15, 1996(c)
                 Year Ended December 31,                            Through
---------------------------------------------------------        December 31,
    1999(d)             1998(d)              1997(d)                 1996
---------------------------------------------------------------------------------
     $ 7.19              $ 7.10               $ 7.64                $  7.72
    -------             -------              -------                -------
        .35                 .37                  .44                    .52
       (.68)                .11                 (.20)                   .25
    -------             -------              -------                -------
       (.33)                .48                  .24                    .77
                        -------              -------                -------         ---
       (.18)               (.21)                (.54)                  (.63)
         --                  --                   --                     --
       (.09)               (.14)                (.24)                  (.40)
       (.21)               (.04)                  --                     --
    -------             -------              -------                -------
       (.48)               (.39)                (.78)                 (1.03)
    -------             -------              -------                -------
         --                  --                   --                    .18
                        -------              -------                -------         ---
     $ 6.38              $ 7.19               $ 7.10                $  7.64
    -------             -------              -------                -------
      (4.76)%              7.32%                3.25%                 12.86%
     $1,764              $1,218               $  531                $    75
     $1,560              $  785               $  335                $    23
       2.36%               2.23%                2.24%                  2.09%(b)
       1.61%               1.48%                1.49%                  1.34%(b)
       5.29%               5.51%                6.00%                  5.85%(b)

    See Notes to Financial Statements                                     29

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                 ----------------
                                                                 Six Months Ended
                                                                 June 30, 2000(d)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 6.38
                                                                     -------
Income from investment operations:
Net investment income                                                    .15
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (.18)
                                                                     -------
      Total from investment operations                                  (.03)
                                                                     -------
Less distributions:
Dividends from net investment income                                    (.20)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
Tax return of capital distributions
                                                                     -------
      Total dividends and distributions                                 (.20)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                        $ 6.15
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a)                                              (.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  167
Average net assets (000)                                              $1,956
Ratios to average net assets:
   Expenses, including distribution fees                                2.50%(b)
   Expenses, excluding distribution fees                                1.75%(b)
   Net investment income                                                5.19%(b)

------------------------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    30                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                     Class C
---------------------------------------------------------------------------------
                                                              January 15, 1996(c)
                 Year Ended December 31,                            Through
---------------------------------------------------------        December 31,
    1999(d)             1998(d)              1997(d)                 1996
---------------------------------------------------------------------------------
     $ 7.19              $ 7.10               $ 7.64                $  7.72
    -------             -------              -------                -------
        .35                 .37                  .44                    .52
       (.68)                .11                 (.20)                   .25
    -------             -------              -------                -------
       (.33)                .48                  .24                    .77
    -------             -------              -------                -------
       (.18)               (.21)                (.54)                  (.63)
         --                (.14)                (.24)                  (.40)
       (.09)               (.04)                  --                     --
       (.21)
    -------             -------              -------                -------
       (.48)               (.39)                (.78)                 (1.03)
    -------             -------              -------                -------
         --                  --                   --                    .18
    -------             -------              -------                -------
     $ 6.38              $ 7.19               $ 7.10                $  7.64
    -------             -------              -------                -------
    -------             -------              -------                -------
      (4.76)%              7.32%                3.25%                 12.86%
     $  248              $1,218               $  531                $    75
     $  248              $  785               $  335                $    23
       2.36%               2.23%                2.24%                  2.09%(b)
       1.61%               1.48%                1.49%                  1.34%(b)
       5.29%               5.51%                6.00%                  5.85%(b)

    See Notes to Financial Statements                                     31

       Prudential International Bond Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                Class Z
                                     -------------------------------------------------------------
                                                                                 March 17,
                                     Six Months           Year Ended              1997(a)
                                       Ended             December 31,             Through
                                      June 30,      -----------------------     December 31,
                                      2000(d)        1999(d)       1998(d)        1997(d)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                 $ 6.38        $  7.19       $  7.10         $ 7.57
                                     ----------     ---------     ---------     ------------
Income from investment
operations:
Net investment income                     .19            .40           .44            .38
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                    (.21)          (.68)          .10           (.02)
                                     ----------     ---------     ---------     ------------
      Total from investment
      operations                         (.02)          (.28)          .54            .36
                                     ----------     ---------     ---------     ------------
Less distributions:
Dividends from net investment
income                                   (.22)          (.23)         (.25)          (.59)
Distributions in excess of net
   investment income                       --             --          (.16)          (.24)
Distributions from net realized
gains                                      --           (.09)         (.04)            --
                                     ----------     ---------     ---------     ------------
Tax return of capital
distributions                              --           (.21)           --             --
      Total dividends and
      distributions                      (.22)          (.53)         (.45)          (.83)
                                     ----------     ---------     ---------     ------------
Net asset value, end of period         $ 6.14        $  6.38       $  7.19         $ 7.10
                                     ----------     ---------     ---------     ------------
                                     ----------     ---------     ---------     ------------
TOTAL INVESTMENT RETURN(a)               (.28)%        (4.14)%        8.16%          4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $3,229        $ 3,080       $ 2,253         $  628
Average net assets (000)               $3,079        $ 2,720       $ 1,487         $  121
Ratios to average net assets:
   Expenses, including
      distribution fees                  1.75%(b)       1.61%         1.48%          1.49%(b)
   Expenses, excluding
      distribution fees                  1.75%(b)       1.61%         1.48%          1.49%(b)
   Net investment income                 5.97%(b)       6.04%         6.29%          6.82%(b)

------------------------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    32                                     See Notes to Financial Statements

Prudential International Bond Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Prudential International Bond Fund, Inc.

                                          www.prudential.com   (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

Investment Adviser's Report
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential International Bond Fund, Inc.

                                          www.prudential.com   (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols        NASDAQ         CUSIP
          Class A   GGPAX        74436Q101
          Class B   PDBBX        74436Q200
          Class C   PIBCX        74436Q309
          Class Z   PIBZX        74436Q408

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

MF170E2    74436Q101    74436Q200    74436Q309    74436Q408

(LOGO) Printed on Recycled Paper